                                                                    Exhibit 10.5

                         INTER-ATLANTIC FINANCIAL, INC.

                                                          _____________ __, 2007

Inter-Atlantic Financial, Inc.
400 Madison Avenue
New York, NY 10017

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Inter-Atlantic Financial, Inc. ("Inter-Atlantic") and continuing until the earlier of the consummation by Inter-Atlantic Financial, Inc. of a "Business Combination" or Inter-Atlantic Financial, Inc.'s liquidation (as described in Inter-Atlantic Financial, Inc.'s IPO prospectus) (the "Termination Date"), Inter-Atlantic Management Services LLC shall make available to Inter-Atlantic Financial, Inc. certain office space, utilities, administrative, technology and secretarial services as may be required by Inter-Atlantic Financial, Inc. from time to time. In exchange therefor, Inter-Atlantic Financial, Inc. shall pay Inter-Atlantic Management Services LLC up to $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,

                                        INTER-ATLANTIC FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGREED TO AND ACCEPTED BY:

INTER-ATLANTIC MANAGEMENT SERVICES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------